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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 January 8, 2001
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                  GALAGEN INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-27976                 41-1719104
  -------------------------   -------------------------     --------------------
   (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)


        301 Carlson Parkway , Suite 301
             Minnetonka, Minnesota                             55305
   ---------------------------------------------  -----------------------------
    (Address of Principal Executive Offices)                 (Zip Code)


                Telephone Number: (952) 258-5500
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      (Registrant's Telephone Number, Including Area Code)


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ITEM 5.      OTHER EVENTS.

         As January 8, 2001, shares of common stock of GalaGen Inc. (the "Company") began trading on the Over-the-Counter Bulletin Board under the symbol "GGEN." Shares of the Company's common stock had been listed on the Nasdaq SmallCap Market.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 11, 2001

                                 GALAGEN INC.
                                 (Registrant)


                                 By   /s/ Franklin L. Kuhar
                                   ------------------------------------------
                                    Franklin L. Kuhar
                                    Vice President, Chief Financial Officer
                                    and Treasurer
                                    (Principal financial and accounting
                                    officer and duly authorized signatory
                                    on behalf of the registrant)